UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 28, 2010

STANDARD MICROSYSTEMS CORPORATION
(Exact name of Company as specified in its charter)

DELAWARE	0-7422	11-2234952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Arkay Drive, Hauppauge, New York     11788
(Address of principal executive offices) (Zip Code)

(631) 435-6000
(Company's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On April 28, 2010 the Compensation Committee of the Registrant resolved to issue the following quarterly grants of stock options and restricted stock units ("RSU") for the remainder of the Registrant’s fiscal year 2011 to the following named executive officers of the Registrant.  These grants will be made on on July 15, and October 15, 2009 and January 15, 2010 (or the next business day if the NASDAQ is closed on that day) and are in lieu of any quarterly equity awards  set forth in each named executive officer’s respective agreements with the Registrant:

Name of Officer	Title of Officer	Quarterly Option Grant (#)	Quarterly RSU grant (#)
King, Christine	President and Chief Executive Officer	11750	11750
Sennesael, Kris	Vice President and Chief Financial Officer	5875	5875
Wendelken, Roger	Vice President of Worldwide Sales	2500	2500
Coller, David John	Senior Vice President of Global Operations	2175	2175
Siegel, Walter	Senior Vice President and General Counsel	1563	1563

The stock options will vest in equal annual increments over four years from the grant date for all employees except Christine King, whose stock options will vest in equal annual increments over three years from the grant date; all restricted stock units will vest in equal annual increments over three years from the grant date.  The Committee also resolved that beginning in fiscal year 2012 the Registrant will issue annual awards of stock options and restricted stock units to the named executive officers instead of quarterly awards.

Item 8.01	Other Events

Standard Microsystems Corporation (the “Company”) is filing a “Consent of Independent Registered Public Accounting Firm” as Exhibit 23.1 to this Current Report on Form 8-K so as to be able to incorporate by reference in the Company’s Registration Statements on Form S-3 (No. 333-81067) and Forms S-8 (No. 2-78324, No. 33-69224, No. 33-83400, No. 333-09271, No. 333-64043, No. 333-84237, No. 333-47794, No. 333-66138, No. 333-108842, No. 333-126702, No. 333-137896, No. 333-152248,  No. 333-157947 and No. 333-162449) the report of PricewaterhouseCoopers LLP dated April 28, 2010, relating to the consolidated financial statements, financial statement schedule, and the effectiveness of the Company’s internal control over financial reporting, which appears in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2009, filed with the SEC on April 28, 2010 (the “10-K”). The consent filed as Exhibt 23.1 with the 10-K  inadvertently omitted the signature line from the Company’s Independent Registered Public Accounting Firm, Pricewaterhouse Coopers LLP.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

23.1 Consent of PricewaterhouseCoopers LLP dated April 28, 2010

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION
(Company)

Date: April 30, 2010	By:	/s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1 Consent of PricewaterhouseCoopers LLP dated April 28, 2010

3